INTEREST COSTS	12 Months Ended
Dec. 31, 2018
INTEREST COSTS [Abstract]
INTEREST COSTS
6.	INTEREST COSTS

Interest costs consist of interest incurred on the long-term debt, the commitment fee and amortization of the deferred financing cost related to the Credit Facility described in Note 5.

All amounts in USD ‘000	2018	2017	2016
Interest Costs, net of capitalized interest	7,574	4,428	2,781
Commitment Fee	98	93	327
Amortization of Deferred Financing Cost	359	359	359
Total interest costs	8,031	4,880	3,467